Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

Note 24: Subsequent events

“COVA” Program

●	On January 19, 2021, Biophytis announced that the independent Data Monitoring Committee (DMC) recommends start of recruitment for Part 2 of the Phase 2-3 Study (“the COVA study”). The DMC’s recommendation is based on its review of the safety data analysis from the first 20 patients enrolled in the study.

Based on the DMC recommendation, patient recruitment will start as soon as regulatory/ethics approvals or permissions are obtained in the relevant jurisdictions.

●	On February 3, 2021, the Company announced the start of patient recruitment in Brazil and the USA for the part 2 of the Phase 2-3 COVA trial. Interim analysis of Part 1 is expected in Q1 2021. Results from the full study (Part 1 and Part 2) are expected in Q2 2021.
●	On February 17, 2021, the Company announced the expansion of Patient Recruitment for Part 2 of the Phase 2-3 COVA Trial (“COVA Study”) following Regulatory Authorities approvals in France and Belgium.

Negma litigation

Related to the dispute with Negma (see note 14), the Company received on January 19, 2021 the 2,050,000 Biophytis shares that Negma had to return following the Paris Court of Appeal on November 18, 2020.

The oral argument hearing was held on February 8, 2021, during which the parties presented their arguments. At the end of the hearing, the Tribunal asked Biophytis and Negma Group to provide a note on the economic effects of the contract at issue for February 12, 2021.

Deliberation is expected on March 16, 2021.

Initial Public Offering in the United States

●	On January 20, 2021, Biophytis announced that it has publicly filed a registration statement on Form F-1 with the U.S. Securities and Exchange Commission (the “SEC”) in relation to a proposed initial public offering of ordinary shares in the form of American Depositary Shares (“ADSs”) in the United States (the “ADS Offering”) and proposed Nasdaq listing in connection therewith.

●	On February 3, 2021, the Company announced the launch of its Proposed Public Offering in the United States and its intention to offer and sell up to 12 million ordinary shares represented by 1.2 million American Depositary Shares (“ADSs”), with each ADS representing ten ordinary shares, in the United States (the “ADS Offering”). H.C. Wainwright & Co. is acting as sole book-running manager for the ADS Offering. Biophytis intends to grant to H.C. Wrainwright & Co. a 30-day option to purchase up to 1.8 million additional ordinary shares represented by 180,000 ADSs in the ADS Offering (the “Option”). The offering price is expected to be between $15.00 and $18.00 per ADS, or between €1.25 and €1.50 per ordinary share.

●	On February 10, 2021, Biophytis announced pricing of its Initial Public Offering and the approval to List on Nasdaq Capital Market through a capital increase with 12 million new ordinary shares represented by 1.2 million Depositary Shares (“ADSs”), with each ADS representing 10 ordinary shares (the “ADS Offering”), at an initial public offering price of $16.75 per ADS (€1.38 per ordinary share), which represents a discount of 16.85% based on the closing price of $1.662 per share on February 9, 2021 and an exchange rate of €1.00 = 1.212$.

●	On February 12, 2021, Biophytis announced the closing of the ADS Offering. The gross proceeds from the Offering were approximately $20.1 million (€16.58 million, using the exchange rate of €1.00 = $1.212 on February 12, 2021, the closing date) and the aggregate net proceeds to Biophytis, after deducting underwriting discounts and commissions, management fee, and other offering expenses payable by the Company, were approximately $16.35 million (€13.49 million). All of the securities sold in the ADS Offering were offered by Biophytis. Biophytis’ ADSs began trading on the Nasdaq Capital Market on February 10, 2021, under the ticker symbol “BPTS”.